Exhibit 99.1

FOR IMMEDIATE RELEASE

Press Release AIG 175 Water Street New York, NY 10038 www.aig.com	Contacts: Shelley Singh (Investors): shelley.singh@aig.com Claire Talcott (Media): claire.talcott@aig.com

AIG Announces Reference Yields for its Tender Offers for Certain Outstanding Notes

NEW YORK, May 24, 2021 – American International Group, Inc. (NYSE: AIG) today announced that the Reference Yields, based on the bid-side price of the Reference Treasury Securities set forth in the table below as displayed today on Bloomberg Page PX1 at 2:00 p.m., New York City time, for its previously announced cash tender offers (the “Tender Offers”) for any and all of the following series of notes is as follows:

Title	Original Issuer	Principal Amount Outstanding	Reference Treasury Security	Reference Yield	Bloomberg Reference Page	Fixed Spread	Early Tender Payment(3)	Total Consideration(4)
7.57% Junior Subordinated Deferrable Interest Debentures, Series A	American General Corporation(1)	$36,745,000	1.875% UST due 02/15/2051	2.315%	PX1	175 bps	$30	$1,540.72

8 1/8% Junior Subordinated Deferrable Interest Debentures, Series B	American General Corporation(1)	$211,987,000	1.875% UST due 02/15/2051	2.315%	PX1	175 bps	$30	$1,630.56

7 ½% Notes due 2025	American General Corporation(1)	$135,531,000	0.750% UST due 04/30/2026	0.807%	PX1	45 bps	$30	$1,250.83

6 5/8% Notes due 2029	American General Corporation(1)	$147,091,000	1.125% UST due 02/15/2031	1.604%	PX1	65 bps	$30	$1,308.06

8 ½% Junior Subordinated Debentures due 2030	American General Corporation(1)	$114,110,000	1.125% UST due 02/15/2031	1.604%	PX1	150 bps	$30	$1,424.77

8.125% Debentures due April 28, 2023	SunAmerica Inc.(2)	$86,367,000	0.125% UST due 04/30/2023	0.153%	PX1	0 bps	$30	$1,152.95

7.05% Notes due 2025	SunAmerica Inc. (2)	$13,640,000	0.750% UST due 04/30/2026	0.807%	PX1	40 bps	$30	$1,255.94

FOR IMMEDIATE RELEASE

Title	Original Issuer	Principal Amount Outstanding	Reference Treasury Security	Reference Yield	Bloomberg Reference Page	Fixed Spread	Early Tender Payment(3)	Total Consideration(4)
7.00% Notes due 2026	SunAmerica Inc. (2)	$8,797,000	0.750% UST due 04/30/2026	0.807%	PX1	45 bps	$30	$1,262.03

5.60% Debentures due 2097	SunAmerica Inc. (2)	$19,996,000	1.875% UST due 02/15/2051	2.315%	PX1	170 bps	$30	$1,375.60

(1)	The current obligor for this series of notes is AIG Life Holdings, Inc. (“AIG Life Holdings”), a wholly owned subsidiary of AIG and successor to American General Corporation, and each series of such notes is, as of the date hereof, guaranteed by AIG. Collectively, these series of notes are referred to herein as the “AIG Life Holdings Notes.”
(2)	The current obligor for this series of notes is AIG (as successor to SunAmerica Inc.). Collectively, these series of notes are referred to herein as the “SunAmerica Notes” and the Tender Offers for the SunAmerica Notes are referred to herein as the “SunAmerica Tender Offers.”
(3)	Per $1,000 principal amount of notes tendered and accepted for purchase. With respect to the 7.57% Junior Subordinated Deferrable Interest Debentures, Series A and the 8 1/8% Junior Subordinated Deferrable Interest Debentures, Series B (referred to herein as the “Series A-B Notes”) and the SunAmerica Notes, the “Early Tender Payment” includes the payment of a consent fee to holders that delivered tenders and accompanying consents prior to the Early Tender Time. The Early Tender Payment is included in “Total Consideration” and not included in “Tender Offer Consideration.”
(4)	Per $1,000 principal amount of notes tendered and accepted for purchase, based upon the “Reference Yield” determined as of 2:00 p.m., New York City time, on May 24, 2021; excludes accrued and unpaid interest; assumes settlement on May 26, 2021.

The complete terms of the Tender Offers are set forth in AIG’s Offer to Purchase and Consent Solictation Statement for the SunAmerica Notes, dated May 11, 2021, and AIG’s Offer to Purchase and Consent Solictation Statement for the AIG Life Holdings Notes, dated May 11, 2021 (each, an “Offer to Purchase and Consent Solicitation”) and the related letters of transmittal. The Reference Yield will be used to determine the Total Consideration paid for each series of notes validly tendered and accepted for purchase at or prior to the “Early Tender Time,” which is 5:00 p.m., New York City time, on May 24, 2021. The Tender Offers are scheduled to expire at the “Expiration Time,” which is 11:59 p.m., New York City time, on June 8, 2021, unless extended or earlier terminated. Tenders of notes may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on May 24, 2021, but not thereafter.

Holders who validly tendered and did not validly withdraw their notes at or prior to the Early Tender Time and whose tenders are accepted for purchase will receive the Total Consideration set forth in the table above, which includes an Early Tender Payment of $30 per $1,000 principal amount of notes validly tendered and accepted for purchase. The Total Consideration will be payable promptly on May 26, 2021 (the “Early Settlement Date”). Holders validly tendering their notes after the Early Tender Time and whose securities are accepted for purchase will only be eligible to receive the “Tender Offer Consideration,” which is the Total Consideration minus the Early Tender Payment. The Tender Offer Consideration will be payable promptly following the Expiration Time. In addition to the Total Consideration or Tender Offer Consideration, as applicable, holders of notes accepted for payment will receive accrued and unpaid interest from the last interest payment date for the notes to, but not including, the applicable settlement date.

FOR IMMEDIATE RELEASE

AIG will also pay a soliciting broker fee of $5.00 per $1,000 principal amount of the SunAmerica Notes that are validly tendered and accepted for purchase pursuant to the SunAmerica Tender Offers or for which Consents have been delivered pursuant to the SunAmerica Consent Solicitations to retail brokers that are appropriately designated by their tendering Holder clients to receive this fee; provided that such fee will only be paid with respect to tenders by Holders whose aggregate principal amount of SunAmerica Notes and/or Consents is $500,000 or less.

AIG has retained Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC to serve as dealer managers and consent solicitation agents for the Tender Offers and solicitations of consents to certain proposed amendments to (i) the indenture under which the SunAmerica Notes were originally issued by SunAmerica Inc. (the “SunAmerica Consent Solicitations”) and (ii) the indenture under which the Series A-B Notes were issued (together with the SunAmerica Consent Solicitations, the “Consent Solicitations”), and has retained D.F. King, Inc. to serve as the tender and information agent for the Tender Offers and Consent Solicitations. Requests for documents may be directed to D.F. King, Inc. by telephone at (800) 334-0384 (toll free) or (212) 269-5550 (for banks and brokers) or by email at aig@dfking.com. Questions regarding the Tender Offers and Consent Solicitations may be directed to either Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 538-2147 (collect) or J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-4045 (collect).

The Tender Offers are subject to the satisfaction of certain conditions. AIG may terminate or alter any or all of the Tender Offers and is not obligated to accept for payment, purchase or pay for, and may delay the acceptance for payment of, any tendered notes, in each event subject to applicable laws. The Tender Offers are not conditioned on the tender of a minimum principal amount of notes.

This press release is neither an offer to purchase nor a solicitation of an offer to sell the notes or any other securities. The Tender Offers are made only by and pursuant to the terms of each Offer to Purchase and Consent Solicitation and the related letters of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law. The information in this press release is qualified by reference to each Offer to Purchase and Consent Solicitation and the related letters of transmittal. None of AIG, the dealer managers and consent solicitation agents or the tender and information agent makes any recommendations as to whether holders should tender their notes pursuant to the Tender Offers. Holders must make their own decisions as to whether to tender notes, and, if so, the principal amount of notes to tender.

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FOR IMMEDIATE RELEASE

Certain statements in this press release, including those describing the completion of the Tender Offers, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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American International Group, Inc. (AIG) is a leading global insurance organization. AIG member companies provide a wide range of property casualty insurance, life insurance, retirement solutions, and other financial services to customers in approximately 80 countries and jurisdictions. These diverse offerings include products and services that help businesses and individuals protect their assets, manage risks and provide for retirement security. AIG common stock is listed on the New York Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance www.twitter.com/AIGinsurance | LinkedIn: www.linkedin.com/company/aig. These references with additional information about AIG have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release.

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries and jurisdictions, and coverage is subject to underwriting requirements and actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

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